                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

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    14a-6(e)(2)
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                       The Finance Company of Pennsylvania
                       -----------------------------------
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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        __________________________________________________________________

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                      THE FINANCE COMPANY OF PENNSYLVANIA

                       PUBLIC LEDGER BUILDING, SUITE 630
                        150 SOUTH INDEPENDENCE MALL WEST
                             PHILADELPHIA, PA 19106
                            TELEPHONE: 215-351-4778

                      ------------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 19, 2001

                      ------------------------------------

     NOTICE IS HEREBY GIVEN that a Special Meeting (the "Special Meeting") of The Finance Company of Pennsylvania (the Company) will be held in the Company's offices, Suite 630, Public Ledger Building, S.W. Corner Sixth and Chestnut Streets, Philadelphia, Pennsylvania 19106, on July 19, 2001 at 10:00 a.m., Local Time, for the following purposes:

     1. To approve a new investment advisory contract between the Company and Cooke & Bieler, L.P.

     The stock transfer books of the Company will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on May 11, 2001, as the record date for the determination of stockholders who will be entitled to notice of, and to vote at, the Special Meeting.

                                   By order of the Board of Directors,

                                                  DORANNE H. CASE
                                           Assistant Secretary/Treasurer
Dated: June 8, 2001

                      ------------------------------------

     If you do not expect to be present at the Special Meeting but wish your stock to be voted, please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed stamped envelope. It is important that Proxies be returned promptly.

                      THE FINANCE COMPANY OF PENNSYLVANIA

                       PUBLIC LEDGER BUILDING, SUITE 630
                        150 SOUTH INDEPENDENCE MALL WEST
                             PHILADELPHIA, PA 19106
                            TELEPHONE: 215-351-4778

                      ------------------------------------

                                PROXY STATEMENT

                                    FOR THE
                 SPECIAL MEETING OF STOCKHOLDERS, JULY 19, 2001

                      ------------------------------------

     Purpose. We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of your company for use at its Special Meeting of Stockholders. The meeting will be held in the Company's offices, Suite 630, Public Ledger Building, S.W. Corner Sixth and Chestnut Streets, Philadelphia, Pennsylvania 19106, on July 19, 2001 at 10:00 a.m., Local Time. We first sent this statement and the enclosed form of Proxy to you on or about June 11, 2001.

     Proxy Instructions. If you execute and return the enclosed form of Proxy, the shares represented by it will be voted, unless otherwise directed, on all matters that properly come before the meeting for a vote. Your shares will be voted in accordance with the instructions that you indicate on the Proxy. If you give no specification, the shares represented by the Proxy will be voted to approve the new Investment Advisory Contract with Cooke & Bieler L.P.

     Revocation. You may revoke your Proxy at any time prior to being voted at the Special Meeting by notice of revocation given to the Company at or before the Special Meeting, by execution of a later-dated Proxy or by attending and voting at the Special Meeting.

     Abstentions, Withheld Votes and Broker Non-Votes. Proxies marked as abstaining (including proxies containing broker non-votes) will be counted as present for purposes of establishing a quorum. A broker non-vote occurs when a broker is prohibited by law from exercising discretionary authority on behalf of the stockholder to vote for or against a proposal. Pursuant to Pennsylvania law, the terms "voting" or "casting a vote" do not include either the act of abstaining or failing to vote. Thus, abstentions and broker non-votes are not counted either in the tally of votes "for" or "against" a director nominee or proposal.

     Record Date. As of May 2, 2001, the Company had 50,472 outstanding shares of Common Stock, each share being entitled to one vote. The close of business on May 11, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting.

     Required Vote. Approval of the matter scheduled to be presented to you at the Special Meeting will require a majority of the Company's outstanding shares (defined as the lesser of (a) 67% of the Company's shares present at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person, or by proxy, or (b) more than 50% of the Company's outstanding shares).

                          PROPOSAL TO APPROVE THE NEW
                          INVESTMENT ADVISORY CONTRACT

TERMINATION OF PREVIOUS INVESTMENT ADVISORY CONTRACT

     The Board of Directors of the Company recommends that the stockholders approve a new Investment Advisory Contract pursuant to which Cooke & Bieler, L.P., a limited partnership formed by the principal officers and directors of Cooke & Bieler, Inc., will act as the Company's Investment Adviser. Cooke & Bieler, Inc. has been the investment adviser to the Company for over 14 years and has been a wholly owned subsidiary of Old Mutual plc since December 2000. The previous Investment Advisory Contract was initially approved by stockholders on December 13, 2000. As a result of the sale of the business of Cooke & Bieler, Inc. to its current operating management, the previous Investment Advisory Contract terminated by its own terms. The Company and Cooke & Bieler, L.P. entered into an interim agreement designed to cover the period between the termination and the stockholder vote on the new contract.

SALE OF COOKE & BIELER

     On June 8, 2001, Cooke & Bieler, Inc. sold substantially all its assets and liabilities (including the advisory contracts) to CB Acquisition, L.P., a newly formed Pennsylvania limited partnership principally owned and managed by the current management of Cooke & Bieler, Inc.(Management Purchase). CB Acquisition immediately changed its name to Cooke & Bieler, L.P.

     Consummation of the Management Purchase constituted an "assignment," as that term is defined in the Investment Company Act of 1940 (the 1940 Act), of the Investment Advisory Contract with Cooke & Bieler, Inc. As required by contract and the 1940 Act, the previous Investment Advisory Contract automatically terminated as a result of its assignment. In anticipation of the Management Purchase, the Company's Board proposed continuation of the advisory services under a new Investment Advisory Contract between the Company and Cooke & Bieler, L.P. subject to approval by the Company's stockholders. The Board also approved the provision of investment advisory services by Cooke & Bieler, L.P., pending stockholder approval of the new Investment Advisory Contract, pursuant to an interim advisory contract in accordance with Rule 15a-4 under the 1940 Act. Compensation earned by Cooke & Bieler, L.P. under the interim contract is held in an interest-bearing escrow account pending stockholder approval for a period of up to 150 days from the termination of the previous Investment Advisory Contract. If stockholders approve the new Investment Advisory Contract, the amount held in escrow, plus interest, will be paid to Cooke & Bieler, L.P. If stockholders do not approve the proposed Investment Advisory Contract, Cooke & Bieler, L.P. will be paid the lesser of the costs incurred in performing its services under the interim contract or the total amount in the escrow account, plus interest earned.

     Section 15(f)(1) under the 1940 Act provides that affiliated persons of an investment adviser such as Old Mutual plc may receive an amount or benefit in connection with the sale of a controlling block of the adviser's stock if (1) for a period of three years after the sale, at least 75% of the members of the Board of the investment company receiving advice from the adviser (such as the Company) are not "interested persons" of the adviser and (2) there is no unfair burden imposed on the investment company as a result of the transaction. The Company has never had an interested person of Cooke & Bieler on its Board, nor will it ever have such a person on its Board. An "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the assignment of the Investment Advisory Contract whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Company is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on itself as a result of the change in control of Cooke & Bieler. Accordingly, the safe harbor provision of Section 15(f)(1) of the 1940 Act would appear to be applicable to the subject change in control.

PROPOSED NEW INVESTMENT ADVISORY CONTRACT

     The new Investment Advisory Contract requires Cooke & Bieler, L.P. to furnish reports, statistical research services, and advice and recommendations with respect to the Company's portfolio of securities and investments. Final investment decisions are made by the Company's Board of Directors. Cooke & Bieler, L.P. is not a broker and therefore the Investment Advisory Contract provides that, with the approval of the Company's management, Cooke & Bieler, L.P. may select such brokers, from time to time, as may appear to be in the best interest of the Company.

     The new Investment Advisory Contract, unless terminated, continues until April 30, 2003 and thereafter until April 30 of each year, provided that such continuance is specifically approved at least annually either by the Board of Directors of the Company or by the vote of a majority of the Company's outstanding shares and, in either case, by the vote of a majority of the Company's directors who are not parties to the contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated at any time without penalty by either party on sixty days' written notice and will automatically terminate in the event of any assignment. No director of the Company is an interested party of Cooke & Bieler, L.P.

     Under the new Investment Advisory Contract, the Company agrees to pay monthly to the Investment Adviser a fee equal to one-twelfth ( 1/12) of fifty one hundredths of one percent (0.50%) of the net asset value of the Company at the end of the preceding month. The fee aggregates one-half of one percent per year. The Investment Advisory Contract excludes from the calculation of net asset value, for purposes of the fee, the Company's holdings in PNC Financial Services Group, Pennsylvania Warehousing & Safe Deposit Company and their successors, U.S. Treasury Notes and Bonds and such other holdings as may be mutually agreed upon by the Company and Cooke & Bieler, L.P. The Board believes the exclusion of the two companies is appropriate since the officers and directors have particularly close knowledge of each of them.

     Except for its operative dates, the new Investment Advisory Contract is identical to the previous one.

BOARD CONSIDERATIONS

     The Board of Directors of the Company has approved, subject to stockholder approval, the new Investment Advisory Contract with Cooke & Bieler, L.P. which is identical in all material respects to the contract terminated by the assignment and is attached to this Proxy as Exhibit A. The new Investment Advisory Contract will be effective upon approval by the Company's stockholders.

     The Board concluded that the services which Cooke & Bieler, L.P. proposes to perform under the new contract are the same as, and thus at least equivalent to, the scope of quality of services provided under the previous contract.

     The same officers of Cooke & Bieler, Inc. will continue to control Cooke & Bieler, L.P.'s operations, and no change in operating procedures or investment philosophy will result from the Management Purchase.

     On April 18, 2001, the Board of Directors of the Company, including a majority of those directors who are not interested persons of any party to the new Investment Advisory Contract, approved the contract with Cooke & Bieler, L.P. for a period from the effective date of its approval by the Company's stockholders to April 30, 2003. No Director of the Company is affiliated with Cooke & Bieler, L.P.

COOKE & BIELER, L.P.

     Cooke & Bieler, L.P. is a Pennsylvania limited partnership with its offices at 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103. As of April 30, 2001, Cooke & Bieler, Inc. had approximately $1.8 billion under management.

     The names, addresses and principal occupations of the partners of Cooke & Bieler, L.P. are as follows:

     GENERAL PARTNER

     CBGP, LLC

     LIMITED PARTNERS

     CB Partner, L.P.
     c/o John P. McNiff
     Three Radnor Corporate Center
     Suite 300
     Radnor, Pennsylvania 19087

     Kermit S. Eck
     Cooke & Bieler, L.P.
     1700 Market Street
     Philadelphia, Pennsylvania 19103
     Occupation-Investment Advisor

     John J. Medveckis
     Cooke & Bieler, L.P.
     1700 Market Street
     Philadelphia, Pennsylvania 19103
     Occupation-Investment Advisor

     Michael Meyer
     Cooke & Bieler, L.P.
     1700 Market Street
     Philadelphia, Pennsylvania 19103
     Occupation-Investment Advisor

     James Norris
     Cooke & Bieler, L.P.
     1700 Market Street
     Philadelphia, Pennsylvania 19103
     Occupation-Investment Advisor

     Jamie O'Neil
     Cooke & Bieler, L.P.
     1700 Market Street
     Philadelphia, Pennsylvania 19103
     Occupation-Investment Advisor

     Sam Ballum
     Cooke & Bieler, L.P.
     1700 Market Street
     Philadelphia, Pennsylvania 19103
     Occupation-Investment Advisor

     Mehul Trivedi
     Cooke & Bieler, L.P.
     1700 Market Street
     Philadelphia, Pennsylvania 19103
     Occupation-Investment Advisor

     Cooke & Bieler, L.P. advises four other investment companies, one of which, C&B Equity Portfolio, has an investment objective similar to the Company's.

     Cooke & Bieler, L.P. is a limited partnership formed under the laws of Pennsylvania. The general partner of Cooke & Bieler, L.P. is CBGP, LLC, a Pennsylvania limited liability company, the members of which are the limited partners of Cooke & Bieler, L.P.

     During the years 1998, 1999 and 2000, the Company paid investment advisory fees to Cooke & Bieler in the amount of $123,293, $123,298 and $113,217, respectively.

CERTAIN STOCKHOLDERS

                                                                SHARES OWNED BENEFICIALLY(1)
DIRECTORS AND EXECUTIVE OFFICERS                                     AS OF MAY 2, 2001
Charles E. Mather III*......................................                170(2)
Frank A. Wood, Jr...........................................                 15
Jonathan D. Scott...........................................                  0
Herbert S. Riband, Jr.......................................                 25
Shaun F. O'Malley...........................................                 10

------------------------
    1. For purposes of this Proxy Statement, beneficial ownership of shares is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of the shares, regardless of any economic interest therein.

    2. Includes 70 shares of Common Stock of the Company owned by Mr. Mather's wife, as to which Mr. Mather disclaims any beneficial interest. Not included in this amount are 27,830 shares of Common Stock of the Company held in a trust, as to which Mr. Mather has no power to vote or dispose but in which he has a 1/30th beneficial interest.

     As of May 2, 2001, the following stockholders were beneficial owners, having voting and investment power, or sharing voting and investment power, of more than 5% of the capital stock of the Company:

                                  NAME AND ADDRESS
TITLE OF                            OF BENEFICIAL
 CLASS                                  OWNER                                  NO. OF SHARES         PERCENT OF CLASS
Common..       PNC Bank, sole trustee of various trusts,                          28,836                  57.14%
                 P.O. Box 7648, Philadelphia, PA 19101

Common..       PNC Bank, as co-trustee or adviser/agent of other                   6,073                  12.03%
                 accounts,
                 P.O. Box 7648, Philadelphia, PA 19101

                                 OTHER MATTERS

     The management knows of no other matters which are likely to be brought before the Special Meeting. However, if any other matters not now known properly come before the Special Meeting, the persons named in the enclosed Proxy, or their substitutes, will vote said Proxy in accordance with their judgment on such matters.

                                    EXPENSES

     The cost of preparing and mailing this Statement and the accompanying Notice of Special Meeting and Proxy, and any additional materials relating to the Meeting, and the cost of soliciting Proxies, will be borne by Cooke & Bieler, Inc.

     By Order of the Board of Directors,

                                                            DORANNE H. CASE
Dated: June 8, 2001                                Assistant Secretary/Treasurer

                      ------------------------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED STAMPED RETURN ENVELOPE.

                                                                       EXHIBIT A

                      THE FINANCE COMPANY OF PENNSYLVANIA

                       PUBLIC LEDGER BUILDING, SUITE 630
                        150 SOUTH INDEPENDENCE MALL WEST
                             PHILADELPHIA, PA 19106
                            TELEPHONE: 215 351-4778

Charles E. Mather III, President
Frank A. Wood, Jr., Secretary-Treasurer
Doranne Case, Assistant Secretary-Treasurer

                                                                   July   , 2001

Cooke & Bieler, L.P.
1700 Market Street, Suite 3222
Philadelphia, PA 19103

     We herewith confirm our agreement with you as follows.

     We desire to employ our capital by investing and reinvesting the same in securities of the type and in accordance with the policies and limitations specified in our registration statement, Articles of Incorporation and By-Laws, as they may be amended from time to time, copies of each of which we have previously given you, and in such manner and to such extent as may from time to time be approved by our Board of Directors. We desire to employ you in the capacity of an investment adviser to supervise and assist us in the portfolio management of our business as indicated below.

     You will advise us with a view to safeguarding and increasing principal and with due regard to income requirements. You will prepare tabulations of the securities and review them at regular intervals and your officers and the members of your staff will be available for consultation. You will, upon request, as well as at regular intervals, prepare and submit valuations of our portfolio. You will also furnish, when you think it appropriate or upon request, memoranda and statistical data in connection with our account. Any final decisions with regard to our investments will, of course, rest with us.

     Subject to the approval of our officers and/or Board of Directors, you may select as broker for purchases and sales of portfolio securities those persons, partnerships or corporations who, in your best judgment, should so act as broker.

     For your services under this Contract you are to receive from the Company a fee at the rate of one half of one percent (.5%) per annum, payable to you monthly on the last day of each month, said fee to be computed upon the value of the assets of the Company which you are managing ("Portfolio Value") at the end of the month immediately preceding the date of the payment. Portfolio Value shall equal the market value of the securities held in the Company's investment portfolio computed by the Company in the same manner as used by it for the purpose of redeeming its shares, less (a) the value of the holdings of the Company at the applicable dates in PNC Financial Services Group, Pennsylvania Warehousing & Safe Deposit Company, and their successors, and of United States Treasury Notes and Bonds; (b) the value of holdings of the Company at the applicable dates in such other companies as may from time to time be agreed upon by you and the Company; and (c) the amount of any accrued liability for the payment of taxes on the net gains from the sales of the Company's portfolio securities. In any event, the amount payable for any month shall not exceed one-twelfth (1/12) of one half of one percent (.5%) of the Portfolio Value at the end of the month immediately preceding the date of the payment. Your compensation for the period from the effective date hereof to the last day of July 2001 shall be prorated according to the proportion which such period bears to the full month, such compensation for the period from the end of the last month prior to such termination to the date of termination shall be prorated accordingly.

     This Contract shall continue until April 30, 2003, and thereafter shall continue automatically for successive annual periods ending April 30 of each year, provided that such continuance is specifically approved at least annually by our Board of Directors or by vote of a majority of our outstanding voting securities (used herein as defined in the Investment Company Act of 1940) and provided that any such continuance is approved by the vote of a majority of our directors, who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Contract may be terminated at any time, without the payment of any penalty, by our Board of Directors or by vote of a majority of our outstanding

July   , 2001
Page  2

voting securities on sixty days' written notice to you, or by you on sixty days' written notice to us, and it shall be automatically terminated in the event of its assignment (as defined in said Act).

     This Contract may not be transferred, assigned, sold or in any manner hypothecated or pledged by you, but it may be amended by agreement between us when authorized by the affirmative vote of a majority of all the shares of our capital stock at the time outstanding and entitled to vote.

     If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                       Very truly yours,

                                       THE FINANCE COMPANY OF PENNSYLVANIA

                                       By:
                                         ---------------------------------------
                                         President

Accepted:

COOKE & BIELER, L.P.

By:
-----------------------------------------

Title:
-----------------------------------------

                      THE FINANCE COMPANY OF PENNSYLVANIA
            PROXY FOR SPECIAL MEETING OF STOCKHOLDERS, JULY 19, 2001
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THE UNDERSIGNED HEREBY APPOINTS HERBERT S. RIBAND, JR. AND FRANK A. WOOD, JR. OR EITHER ONE OF THEM, ACTING SINGLY IN THE ABSENCE OF THE OTHER, WITH FULL POWER OF SUBSTITUTION, THE PROXY OR PROXIES OF THE UNDERSIGNED TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD IN THE COMPANY'S OFFICES, PUBLIC LEDGER BUILDING, SUITE 630, S.W. CORNER SIXTH AND CHESTNUT STREETS, PHILADELPHIA, PENNSYLVANIA 19106, ON THURSDAY, JULY 19, 2001 AT 10:00 A.M., LOCAL TIME, OR ANY ADJOURNMENTS THEREOF, AND, WITH ALL POWERS THE UNDERSIGNED WOULD POSSESS IF PRESENT, TO VOTE UPON THE FOLLOWING MATTERS.

 I. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY CONTRACT WITH COOKE & BIELER, L.P.

[ ]  FOR                         [ ]  AGAINST            [ ]  ABSTAIN

II.  SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM I.
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                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Said proxies will vote this Proxy in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR
ITEM I. The undersigned hereby acknowledges receipt of the Notice of said Special Meeting of Stockholders and the related Proxy Statement.

                                                  ------------ Shares

                                          Dated:  -------------------- , 2001

                                             -----------------------------------

                                             -----------------------------------
                                                         (Signature)
                                                  (Signature should be exactly
                                                  as name or names appear on
                                                  this Proxy. If stock is held
                                                  jointly, each holder must
                                                  sign. If signing is by
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title.)

                                                      PLEASE DATE, SIGN
                                                     AND RETURN PROMPTLY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS